Exhibit 10.6

INSTRUMENT OF TRANSFER

BARENTSZ ASSET MANAGEMENT LIMITED

I (We)            Barentsz Capital Limited                                                                                                                       of Room 903, 9/F., Singga Commercial Centre, 144-151 Connaught Road West, Sai Ying Pun, Hong Kong                                                                                          in consideration of the Sum of Dollars     Two Million Only                                                                                                               paid to me (us) by (name in full)        Barentsz Investments Limited                                                                                                                                                    (occupation)          Corporation                                                                                                      of (full address) Room          903, 9/F., Singga Commercial Centre, 144-151 Connaught Road West, Sai Ying Pun, Hong Kong                                                                                        (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee the                             - 2,000,000-                               Shares numbered                                                                        standing in my (our) name in the Register of

BARENTSZ ASSET MANAGEMENT LIMITED

to hold unto the said Transferee his Executors Administrators or Assigns, subject to the several conditions upon which I (we) hold the same at the time of execution hereof. And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the ___________________ day of ___________________

For and on behalf of
Witness to the signature(s) of	Barentsz Capital Limited
____________________________________________
Name ______________________________________	/s/ Barentsz Capital Limited
Address ____________________________________	Barentsz Capital Limited
___________________________________________	(Transferor)

For and on behalf of
Witness to the signature(s) of	Barentsz Investments Limited
___________________________________________
Name ______________________________________	/s/ Barentsz Investments Limited
Address ____________________________________	Barentsz Investments Limited
___________________________________________	(Transferee)